Exhibit 99.1

CODE OF CONDUCT

OF

HOMEOWNERS CHOICE, INC.

Application to Employees, Officers and Directors

This Code of Conduct provides rules of conduct for all employees, officers and directors of Homeowners Choice, Inc. and its subsidiaries (collectively referred to as “Homeowners Choice” or the “Company”). It is not a contract. It imposes no obligations on the Company. Unless the context clearly indicates a different meaning, the term “employee” in this Code of Conduct refers to all employees, including officers and employee-directors. The term “officer” has the meaning set forth in Securities and Exchange Commission Rule 16a-1(f) underlying the Securities Exchange Act of 1934 (which, in general, refers to senior officers who are reporting persons). The term “Board of Directors” refers solely to the Board of Directors of Homeowners Choice, Inc. The term “director” means a member of that body.

Purpose of Code of Conduct

The purpose of this Code of Conduct is to deter wrongdoing and promote—

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and work relationships;

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Full, fair accurate, timely and understandable disclosure in reports and documents that Homeowners Choice files with, or submits to, the Securities and Exchange Commission and in other public communications Homeowners Choice makes;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of this Code of Conduct to the appropriate person or persons identified within this Code;

•	Understanding of what constitutes fraudulent behavior; and

•	Accountability for adherence to this Code of Conduct.

This Code of Conduct and the rules it contains are not intended to be exhaustive or comprehensive. Rather, they supplement and are in addition to rules set forth in the Homeowners Choice Employee Manual and the other written policies that Homeowners Choice may issue from time to time. Moreover, this Code of Conduct is merely a guide, as it is not possible to describe in detail all possible unethical or illegal practices. The best method for dealing with ethical and legal issues is to use common sense and to comply with applicable laws.

When faced with a situation or proposed course of action, ask yourself these questions:

•	Is it legal?

•	Does it comply with Homeowners Choice’s policies, procedures and Code of Conduct?

•	How does it affect you and others?

•	Does the action make you uncomfortable because it appears to conflict with Homeowners Choice policy or may be illegal?

•	Have you been asked to lie, misrepresent information, deviate from normal procedure without explanation, or keep an action quiet for no apparent reason?

•	Would you be proud to explain your actions to your family, friends and co-workers?

•	How would you feel if your decision were published in the newspaper?

When in doubt, seek advice.

Sources of Advice

Supervisors and managers are an immediate source of advice. Moreover, the Company’s Legal Department is available for questions from employees, officers and directors on any legal, ethical and Code of Conduct matters. Questions may be directed to—

Andy Graham	General Counsel, Legal Department

He will strive to maintain confidentiality.

Consequences of Violating Rules of Conduct

Violators of the rules of conduct set forth in this Code of Conduct will be subject to discipline by the Company, which may include termination of employment. Disciplinary actions are described in the Homeowners Choice Employee Handbook. When applicable, the Company may also report violators to law enforcement agencies. Waivers of the rules of conduct for officers or directors must be approved by the Board of Directors and must be promptly reported to the Securities and Exchange Commission via Form 8-K. Waivers for other employees may be approved by the general counsel, the chief financial officer or the chief executive officer.

Reporting Violations

You may report potential violations of this Code of Conduct to your supervisor, any officer, any director, the Human Resources Department, the Legal Department or the Audit Committee of the Board of Directors. Retaliation against anyone who in good faith reports a potential violation of this Code of Conduct is strictly prohibited. Moreover, Homeowners Choice employs Ethical Advocate as a means for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters. A separate, independently-owned and operated company, Ethical Advocate is a comprehensive and anonymous Internet and telephone-based reporting tool. Employees and others may report complaints and concerns (including violations of this Code of Conduct) anonymously via the Ethical Advocate website, hcpci.ethicaladvocate.com or by telephone 877-259-2742 (toll-free). Those who submit complaints or concerns will not be required to reveal their names. To maintain anonymity, it is recommended that Ethical Advocate submissions be made from off-premises systems. All submissions will be routed to the Audit Committee of the Board of Directors and the Company’s general counsel.

Rules of Conduct

Employees, officers and directors must comply with the following rules of conduct in connection with their Homeowners Choice duties.

•	Commit sufficient time to Homeowners Choice duties

Explanatory Note: Unless they have a different understanding with the Company, employees and officers should devote substantially all their business time to their Homeowners Choice duties. They should be free of outside business activities that could interfere with their Homeowners Choice duties. Non-employee directors should devote sufficient time to make informed, independent decisions and to otherwise fulfill their fiduciary duties. Non-employee directors should from time to time visit informally with the Company’s non-senior executives. All directors should limit the number of active, public company boards upon which they serve.

•	Promptly disclose conflicts of interest

Explanatory Note: A conflict of interest is any material personal activity, investment interest or relationship that could divide loyalty or impair good judgment concerning the Company’s best interests. Conflicts of interest occur when an individual’s private interest interferes in any way - or even appears to interfere - with the interests of the Company as a whole. Conflicts of interest can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her company work objectively and effectively. Conflicts of interest also arise when an employee, officer or director, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company. For example, an employee might have a conflict of interest if the employee has the authority to direct Homeowners Choice business to a family member or an entity in which the employee or a family member has a more than nominal financial interest. Any substantial interest in a Homeowners Choice vendor, supplier, large business customer or competitor may be (or appear to be) a conflict of interest. Likewise, loans and loan guarantees from and special investment opportunities offered by such third parties may also present conflict of interest concerns. Sometimes a company that is planning an initial public offering of its stock will as a special investment opportunity offer to sell shares of its stock to selected persons when those shares are not available to the general public.

Employees should disclose conflicts of interest to their immediate supervisor or the Company’s general counsel. The chief executive officer and the chief financial officer should disclose conflicts of interest to the Board of Directors. Directors should disclose conflicts of interest to their fellow board members. All related party transactions between the Company and one or more of its officers, directors or major shareholders or any immediate family member of such persons must be disclosed to the Audit Committee for approval or disapproval.

Conflicts of interest may involve a single transaction or be ongoing. In most situations where a conflict of interest (or the appearance of a conflict of interest) exists, the employee or officer having the conflict (or appearance of conflict) should not be the decision maker in that situation. The best course is to avoid altogether conflicts of interest and to avoid even the appearance of a conflict of interest.

•	Comply with the Company’s insider trading policy, public disclosure policy and document retention policy

Explanatory Note: Homeowners Choice’s insider trading, public disclosure and document retention policies are designed to protect both you and Homeowners Choice. Violations of these policies may constitute criminal acts. Never trade in Homeowners Choice shares on the open market when you have material inside information that has not been disclosed to the public. Do not disclose material, non-public information to others, privately or publicly (including Internet message boards), without authorization. An explanation of what constitutes “material, non-public information” appears in the “Homeowners Choice, Inc. Insider Trading Policy.” Regardless of any time period stated in the document retention policy, never discard or destroy documents (paper or electronic) under subpoena or other information request, or relating to a pending or threatened litigation or government inquiry. Moreover, never, personally, or in conjunction with, or by attempting to influence another person, destroy, alter or conceal, with an improper purpose, any record or otherwise impede any official proceeding.

•	Never use software owned by a third party unless the Company has permission or a license from the owner

Explanatory Note: The Company’s software anti-piracy policy is set forth in the employee manual. Unauthorized installation, copying or use of third-party software is absolutely prohibited. It is the responsibility of each employee to guard against unauthorized installation, copying or use of third-party software in the Company’s business.

•	Do not access or view policyholder or other customer information without a valid business purpose

Explanatory Note: Policyholder and customer information is confidential. You should access, view and use customer information solely to the extent necessary or appropriate to perform your job. You should also safeguard customer information from theft and misuse.

•	Keep the Company fully informed of transactions, risks and contingencies

Explanatory Note: In most cases, transactions, risks and contingencies are reported in the normal course of business. Here are some examples, however, of items that might come to an employee’s attention and might not otherwise be discovered in the normal course of business:

•	Expensive assets, including equipment and software, that have been discarded or are no longer in use;

•	Contracts for goods or services and other commitments the obligations for which have not been reported to the accounting department;

•	Threats of legal or regulatory action;

•	Significant violations of law by Homeowners Choice or Homeowners Choice employees (in the course of their employment);

•	Fraud or theft;

•	Significant related party transactions; and

•	Deficiencies in the Company’s internal control or disclosure control and procedures.

Employees should promptly report such matters to their immediate supervisors. Alternatively, such matters may be reported via Ethical Advocate, or to the Audit Committee, the Internal Audit Department or corporate legal counsel. The chief executive officer and the chief financial officer should report such matters, when material, to the board of directors and ensure that such matters are disclosed to the public as required by law.

•	Disclose gifts and loans from vendors and others with which Homeowners Choice does business or is contemplating doing business, except gifts or loans consisting primarily of—

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Promotional items (for example, items of apparel such as shirts and hats, umbrellas or golf balls) that have an aggregate retail value of less than $200.00 and prominently display a Homeowners Choice logo or the name or logo of the giving party or another related party;

•	One or more tickets or invitations to a sporting or entertainment event having an aggregate face value of less than $200.00;

•	Meals or entertainment (including directly related travel and transportation) when the giving party or its representatives are present during the meal or entertainment;

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Attendance at, or one or more tickets or invitations to attend, a conference or a sporting, entertainment, educational, charity, awards or social event (including directly related travel and transportation) when the giving party or its representatives will be present at the conference or event; or

•	Food and other miscellaneous items (other than cash or securities) and loans having a value less than $100.00

Explanatory Note: Employees, officers and directors may accept occasional promotional items and gifts of food and entertainment from vendors and others in the normal course of business consistent with common courtesy and customary business practice. However, employees, officers and directors should take care to avoid any impairment of independent judgment and the appearance of such impairment. The best course is to receive permission in advance of receiving any gift, or to not accept gifts at all. However, there may be cases where refusing or returning a gift could damage business relations with the giving party. The exceptions provided above refer to each individual gift from individual third parties. However, a series of gifts within a 45 day period from a single third party that when aggregated exceeds the dollar figures set forth above should be disclosed. Employees and officers should not accept loans from vendors except in unusual cases involving convenience. Such loans must be promptly repaid.

Employees and officers (other than the chief executive officer and the chief financial officer) should disclose gifts to their immediate supervisor or the general counsel. The chief executive officer and the chief financial officer should disclose gifts to the Board of Directors. Directors should disclose gifts to their fellow board members.

•	Never solicit or accept gifts, kickbacks or loans in exchange for delivery of Homeowners Choice business to a vendor, service provider or other party

Explanatory Note: Employees, officers and directors have a duty of loyalty to Homeowners Choice. Any solicitation, acceptance or agreement to accept a benefit with intent to violate this duty is called commercial bribery. Commercial bribery is not only a violation of these rules of conduct, but also a crime punishable by imprisonment. As described previously, employees, officers and directors may accept occasional promotional items and gifts of food and entertainment from vendors and others in the normal course of business consistent with common courtesy and customary business practice. The best course is to receive permission in advance of receiving any gift, or to not accept gifts at all.

•	Never attempt to influence an employee, officer or director of another company with a gift, loan, kickback or bribe

Explanatory Note: Employees, officers and directors of other companies have duties of loyalty to their own companies. Any gift of, offer to give or agreement to give a benefit to a person having such a duty with the intent to influence that person to violate that duty is commercial bribery. Commercial bribery is not only a violation of these rules of conduct, but also a crime punishable by imprisonment. Employees, officers and directors may make gifts to employees, officers and directors of other companies in the normal course of business consistent with customary business practices.

•	Never attempt to influence a public official or governmental employee (including those of foreign governments) with a gift, loan, kickback or bribe

Explanatory Note: Bribery of public officials and governmental employees is not only a violation of these rules of conduct, but also a crime punishable by imprisonment. Employees, officers and directors may make gifts to public officials and governmental employees consistent with law and customary business practices. However, note that public officials and governmental employees are often subject to stringent requirements regarding the receipt of gifts. The best course is to get permission from the Company before making such gifts.

•	Never attempt to mislead or improperly influence the Company’s auditors

Explanatory Note: Employees, officers and directors should not, in connection with any audit of the Company’s financial statements, intentionally make or cause to be made to an independent auditor a materially false or misleading statement or intentionally omit to state, or cause another person to omit to state to an independent auditor, any material fact necessary in order to make statements made, in light of the circumstances under which such statements were made, not misleading. Furthermore, employees, officers and directors should not directly or indirectly take any action to coerce, manipulate, mislead, or fraudulently influence any independent auditor engaged in the performance of an audit or review of the Company’s financial statements. Examples of improper conduct include—

•	Offering or paying bribes or other financial incentives, including offering future employment or contracts for non-audit services,

•	Providing an auditor with an inaccurate or misleading legal analysis,

•	Threatening to cancel or canceling existing non-audit or audit engagements if the auditor objects to the issuer’s accounting,

•	Seeking to have a partner removed from the audit engagement because the partner objects to the issuer’s accounting,

•	Blackmailing, and

•	Making physical threats.

•	Do not take or use Homeowners Choice property for personal or non-business use, other than incidental use, without permission or authorization

Explanatory Note: Homeowners Choice property includes physical and intangible property and includes resources as well as confidential information, customer information, software, office equipment, office supplies, computers, Internet access and telephones. This property should be used for Homeowners Choice business, not personal use or gain, and should not be taken, sold, loaned, leased, given away, damaged or disposed of without authorization, nor used to commit any fraudulent or illegal acts. Non-business use would include the use of Homeowners Choice property for charitable or political purposes. Incidental or occasional, minor, personal or non-business use of certain Homeowners Choice property such as offices, software, office equipment, office supplies, computers, Internet access and telephones is permitted, provided such use does not interfere with the Company’s business needs. Personal or non-business use of confidential information or customer information is strictly prohibited.

Employees and officers should seek permission for personal or non-business use from their immediate supervisor. The chief executive officer and the chief financial officer are authorized to use Homeowners Choice property for personal and non-business use, but should disclose significant personal or non-business use to the Board of Directors. Directors should seek permission for personal or non-business use from the chief executive officer and disclose significant personal or non-business use to their fellow board members.

•	Protect the Company’s assets

Explanatory Note: Employees, officers and directors should protect the Company’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company’s profitability. All Homeowners Choice assets should be used for legitimate business purposes.

•	Keep the Company fully informed of business opportunities discovered through the use of Homeowners Choice property, information or facilities or in the course of your duties

Explanatory Note: Employees, officers and directors owe a duty to the Company to advance its legitimate interests. Business opportunities discovered through the use of Homeowners Choice property, information, or facilities or discovered in the course of an employee, officer or director’s duties are Homeowners Choice property. Employees, officers and directors may not use these opportunities, called “corporate opportunities,” for personal use or gain or to compete with the Company without permission or authorization. Officers and directors may be subject to broader definitions of corporate opportunity. Officers and directors should disclose, for example, any business opportunity regardless of how discovered if (i) the opportunity falls within one of the Company’s current or expected lines of business, (ii) the opportunity would represent a special value to Homeowners Choice, or (iii) Homeowners Choice had an active interest and previous dealings or negotiations in connection with the opportunity. Employees should disclose corporate opportunities to their immediate supervisor, the chief financial officer, the chief executive officer or the corporate legal counsel. The chief executive officer and the chief financial officer should disclose corporate opportunities to the Board of Directors. Directors should disclose corporate opportunities to their fellow board members.

•	Do not falsify or mischaracterize the Company’s accounting records

Explanatory Note: Homeowners Choice is a publicly held company. As such, it is required by law to (i) keep books, records and accounts that accurately reflect all transactions, (ii) maintain an adequate system of internal accounting controls and (iii) submit to the Securities and Exchange Commission, Homeowners Choice shareholders, the public, creditors and others financial statements and other disclosures that fairly present the Company’s financial condition and the results of its operations. Knowingly submitting false or misleading financial statements may be fraudulent and criminal. Accordingly, since full and fair financial disclosure depends on accurate records, the falsification of any Homeowners Choice or third-party record is prohibited and may also be criminal.

•	Use reasonable efforts to comply with laws, rules and regulations

Explanatory Note: Employees, officers and directors should use reasonable efforts to ensure that Homeowners Choice is in compliance with applicable laws, rules and regulations, including those relating to insurance, securities and antitrust. These laws, rules and regulations are very complicated. The best course is to consult with the legal department before, on behalf Homeowners Choice, offering or engaging in any relationships or collaborations with other outside entities, including any Homeowners Choice competitors.

•	Never commit fraud

Explanatory Note: Homeowners Choice strictly prohibits fraud in connection with its property, operations or facilities. Fraud is the deliberate use of deception, dishonesty or trickery to secure an unfair or unlawful gain. Fraud may be practiced in many forms. Examples of fraud include the unauthorized use of another’s identity or credit to obtain goods or services, embezzlement, the submission of false expense reports, payroll reports, sales reports, invoices, and accounting records, the mischaracterizing of accounting records or related party business relationships, the submission to creditors, shareholders and others of intentionally false or misleading financial information and the falsification or destruction of any record or document to conceal another wrongdoing. Fraud is a criminal offense punishable by imprisonment.

•	Endeavor to deal fairly with anyone connected to Homeowners Choice

Explanatory Note: Employees, officers and directors should deal fairly with the Company’s customers, policyholders, vendors, agents, competitors and each other. No employee, officer or director should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair practice.

•	Maintain the confidentiality and prevent disclosure of the Company’s business information and trade secrets

Explanatory Note: The protection of confidential business information and trade secrets is vital to the interests and the success of Homeowners Choice. Moreover, as a publicly-held company (that is, a company having shares traded on a stock market) and the owner and operator of a regulated insurance company, Homeowners Choice is subject to a variety of federal and state laws and regulations regarding information disclosure. Employee, officers and directors should not disclose and should make reasonable efforts to prevent inadvertent and intentional disclosure of confidential information entrusted to them by the Company and its policyholders and other customers, except when disclosure is authorized or legally mandated. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its policyholders and other customers, if disclosed.

Here are some examples of confidential information:

•	Non-public financial information

•	Policyholder information

•	Compensation data

•	Personal employee information*

•	Policyholder lists

•	Proposed transactions

•	Marketing strategies

•	Proposed mergers or acquisitions

•	New products research

•	Pending projects and proposals

•	Product definition and specifications

•	Proprietary processes

•	Software code (object and source)

•	Vendor lists

•	Vendor pricing

*	You may reveal your own compensation and personal information.

In particular, employees should be aware that it is unlawful to disclose material non-public information about Homeowners Choice and certain personally identifiable policyholder information.

To prevent disclosure of confidential information, among other things, employees (i) should not share or openly post computer passwords, (ii) should protect documents containing confidential information by storing them in locked cabinets and shredding them when no longer in use and (iii) should promptly report any breach or attempted breach of Company security. Employees entrusted with laptop computers should safeguard those computers and the data they contain from theft and other loss. Do not physically or electronically remove records from the Company’s facilities without permission from a supervisor. Do not post Company information or comment about Homeowners Choice on public message boards, blogs, chat-rooms, social networking websites or any other electronic forum without Company approval.

•	Cooperate fully with Company investigations

Explanatory Note: Employees, officers and directors are required to cooperate fully with any Company investigations. During any Company investigation, they should not interfere with, impede or obstruct the investigation, intentionally misrepresent or fail to disclose material facts, attempt to discover anyone cooperating with the investigation or retaliate against anyone involved in the investigation.

•	Answer Company inquiries fully and truthfully

Explanatory Note: From time to time, Homeowners Choice may make inquiries of employees, officers and directors regarding various matters unrelated to an investigation. Senior managers, for example, are required to deliver quarterly certifications as to accounting matters, risks and the absence of certain transactions. As another example, officers and directors are required to complete questionnaires regarding their legal, employment, business, education and financial status and history. Employees, officers and directors must answer such inquiries fully and truthfully. Officers and directors have the additional responsibility to promptly disclose to the Company any material changes in the facts or circumstances relating to an inquiry. For example, officers and directors should disclose to the Company any criminal allegations and any Securities and Exchange Commission or Federal Trade Commission enforcement actions against them and any bankruptcy filings by them or by entities they control.

•	Report questionable accounting and auditing matters and violations of these rules of conduct

Explanatory Note: Employees may report questionable accounting matters and violations of these rules of conduct to their supervisor or to the Company’s general counsel.

Employees may also report such matters to the Audit Committee of the Board of Directors:

Audit Committee of Homeowners Choice, Inc.

5300 West Cypress Street

Suite 100

Tampa, Florida 33607

Reports may be made anonymously via the Ethical Advocate website, hcpci.ethicaladvocate.com. See “Reporting Complaints via Ethical Advocate” above.

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Do not retaliate against any employee, officer or director who in good faith reports a violation or potential violation of these rules or cooperates in any investigation relating to an allegation of fraud

Explanatory Note: Do not discharge, demote, suspend, threaten, harass or in any manner discriminate against an employee in terms and conditions of employment because of any lawful, good faith act done by the employee to report a violation of these rules of conduct or to provide information, cause information to be provided or otherwise assist an investigation relating to fraud by a regulatory or law enforcement agency or any committee or member of the U.S. Congress or state legislative body.

•	Do not direct others to violate these rules of conduct

•	Do not use any scheme, artifice or device to avoid, evade or circumvent these rules of conduct

Explanatory Note: These rules of conduct are merely a guide. Employees, officers and directors should recognize and abide by the general spirit of these rules of conduct, not by a mere technical adherence to their terms. The use of family members, agents or surrogates or a series of transactions to avoid these rules is prohibited.